UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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INTELGENX TECHNOLOGIES CORP.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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Explanatory Note

This Amendment No. 1 to Schedule 14A ("Amendment No. 1") is being filed to amend IntelGenx Technologies Corp's (the "Company") definitive proxy statement for its 2022 annual meeting of shareholders ("Original Proxy Statement"), which was filed with the Securities and Exchange Commission on March 24, 2022, in order to append two exhibits that were inadvertently missed in the initial filing. These two exhibits include a copy of the 2022 Amended and Restated Stock Option Plan, as proposed to be amended, attached hereto as Appendix "A", and a blackline showing all changes made as compared to the Second Amended 2016 Stock Option Plan, attached hereto as Appendix "B".

All other items in the Original Proxy Statement remain unchanged and are incorporated herein by reference. In addition, this Amendment No. 1 does not reflect events occurring after the date of the Original Proxy Statement or modify or update disclosures that may have been affected by subsequent events.

Appendix A

INTELGENX TECHNOLOGIES CORP.

2022 AMENDED AND RESTATED STOCK OPTION PLAN

[●], 2022

WHEREAS, IntelGenx Technologies Corp., a Delaware corporation (the "Company") originally adopted its 2006 Stock Option Plan (the "2006 Stock Option Plan") on August 10, 2006. At a meeting of the Board (as defined below) held on May 10, 2016, the Board approved, the adoption of an amended 2006 Stock Option Plan, restated as the 2016 Stock Option Plan (the "2016 Stock Option Plan"). Most recently, at a meeting of the Board held on March 21, 2022, the Board approved, subject to ratification by the Company's shareholders, the adoption of an amended 2016 Stock Option Plan, restated as this 2022 Amended and Restated Stock Option Plan dated [●], 2022 (the "Plan").

SECTION 1. PURPOSE

The purpose of the Plan is to provide additional incentives to key individuals who are primarily responsible for the management, success and growth of the Company by offering selected directors, officers, employees and consultants of the Company an opportunity to purchase Shares of Company Stock. The Plan provides for the grant of Options to purchase Shares.

Certain capitalized terms used in this Plan are defined in Section 2.

SECTION 2. DEFINITIONS

(a) "Affiliate" means a Parent or Subsidiary of the Company.

(b) "Board" means the Board of Directors of the Company.

(c) "Change In Control" means:

(i) the sale, transfer or other disposition of all or substantially all the assets of the Company; or

(ii) the merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after the merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to the merger, consolidation or other reorganization.

A transaction will not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before the transaction.

(d) "Committee" means a committee of the Board, as described in Section 3(a).

(e) "Consultant" means, in relation to the Company, an individual or Consultant Company, other than an Employee or a Director of the Company, that, for a period of a least 12 months on a continuous basis:

(i) is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities;

(ii) provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company;

(iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv) has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(f) "Consultant Company" means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner."

(g) "Director" means a member of the Board.

(h) "Eligible Participant" means any Director, Employee or Consultant.

(i) "Employee" means any individual who is an employee of the Company or an Affiliate.

(j) "Exercise Price" means the amount for which one Share may be purchased when an Option is exercised, as authorized by the Board and set forth in the applicable Stock Option Agreement.

(k) "Fair Market Value," as of a particular date, will be determined with reference to the closing price of a Share on the TSX of the last trading day prior to the date of determination.

(l) "Insider" shall bear the definition ascribed thereto in the in Part I of the TSX Company Manual, as same may be amended, supplemented or replaced from time to time.

(m) "Option" means an Option granted under the Plan that entitles the holder to purchase Shares.

(n) "Optionee" means a person who holds an Option.

(o) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in the chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan will be considered a Parent commencing as of that date.

(p) "Security Based Compensation Arrangement" means an arrangement that is a security based compensation arrangement for the purposes of the TSX Company Manual, including the Plan.

(q) "Service" means service as an Employee, Consultant or Director.

(r) "Share" means one share of Stock issuable when an Option is exercised, as adjusted in accordance with Section 8 (if applicable).

(s) "Stock" means the Common Stock of the Company.

(t) "Stock Option Agreement" means the agreement or other instrument between the Company and an Optionee that evidences and sets forth the terms, conditions and restrictions pertaining to Optionee's Option.

(u) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in the chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan will be considered a Subsidiary commencing as of that date.

(v) "TSX" means the Toronto Stock Exchange.

SECTION 3. ADMINISTRATION

(a) Committees of the Board. The Plan may be administered by one or more Committees. A Committee will consist of one or more members of the Board, and will have the authority and be responsible for those functions assigned to it by the Board. The Board will appoint and remove members of a Committee in its discretion and in accordance with applicable laws. If no Committee is appointed, the entire Board will administer the Plan. Any reference to the Board in the Plan will be construed as a reference to the Committee, if any, to which the Board assigns a particular function in connection with the Plan.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board has the power to:

(i) Grant Options;

(ii) Determine, in accordance with Section 2(j), the Fair Market Value of the Stock subject to Options;

(iii) Determine the Exercise Price of Options granted;

(iv) Determine the Eligible Participants to whom, and the time or times at which, Options will be granted, and the number of Shares subject to each Option;

(v) Determine the terms and provisions of each Option granted, including but not limited to, the time or times at which Options will be exercisable;

(vi) Prescribe, amend, or rescind any rules and regulations necessary or appropriate for the administration of the Plan;

(vii) Authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option;

(viii) Correct any defect, supply any deficiency, and reconcile any inconsistency in the Plan or in any related Option or agreement; and

(ix) Make other determinations and take such other action in connection with the administration of the Plan as it deems necessary or advisable.

(c) Delegation of Duties. The Board may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and may direct appropriate officers of the Company to implement its rules, regulations and determinations and to execute and deliver on behalf of the Company such documents, forms, agreements and other instruments as are deemed by the Board to be necessary for the administration and implementation of the Plan.

(d) Interpretation of Plan. The Board has the power to interpret and construe the Plan and all related Options and agreements. All decisions, interpretations and determinations of the Board with respect to the Plan will be final and binding on all Optionees and all persons deriving their rights from Optionees.

(e) Indemnification. Each member of the Board is indemnified and held harmless by the Company against any cost or expense (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan to the extent permitted by applicable law. This indemnification is in addition to any rights of indemnification a member may have as a Director or otherwise under the by-laws of the Company or an Affiliate, any agreement, any vote of shareholders or disinterested directors, or otherwise.

SECTION 4. ELIGIBILITY

(a) General Rule. Options may be granted to Eligible Participants.  The Company represents that for Options granted to Employees, Consultants or Directors the Optionee is a bona fide Employee, Consultant or Director, as the case may be.

SECTION 5. STOCK SUBJECT TO PLAN

(a) Basic Limitation. The aggregate number of Shares that may be issued under the Plan on exercise of Options must not exceed 10% of the Company's issued and outstanding shares (on a non-diluted basis) from time to time, subject to adjustment pursuant to Section 8. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The number of Shares that are subject to Options outstanding at any time under the Plan must not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, at all times will reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminates, the Shares allocable to the unexercised portion of that Option again will be available for purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS

(a) Stock Option Agreement. Each grant of an Option under the Plan will be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option will be subject to terms and conditions that are consistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement will specify the number of Shares that are subject to the Option and will provide for the adjustment of that number in accordance with Section 8.

(c) Exercise Price. Each Stock Option Agreement will specify the Exercise Price. The Exercise Price under any Option will be determined by the Board in its sole discretion, except that the Exercise Price may not be less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee will make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise. The Optionee also will make such arrangements as the Board may require for the satisfaction of any withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) Vesting and Exercisability. Each Stock Option Agreement will specify when all or any installment of the Option shall vest and become exercisable in accordance with the terms of the Option as determined by the Board.

(f) Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, if the Company is subject to a Change in Control before the Optionee's Service terminates, all of an Optionee's Options will become exercisable in full, subject to such terms and conditions as the Board, in its sole discretion, deems appropriate.

(g) Basic Term. The Stock Option Agreement will specify the term of the Option. The Board in its sole discretion may determine when an Option is to expire, except that the term may not exceed 10 years from the date of grant. Provided that the expiry date falls within a "blackout period" during which the Company prohibits Optionees from exercising their stock options or selling the underlying shares pursuant to the Company's Corporate Disclosure and Insider Trading Policy as a result of the existence of an undisclosed Material Fact or Material Change (as such terms are defined in the Securities Act (Ontario)), the expiry date shall automatically be extended to the tenth business day following the end of the blackout period.

(h) Nontransferability. Options are non-assignable and non-transferable, except pursuant to a legal Conveyance resulting from the death of an Optionee to that optionee's heirs or administrators.

(i) Termination of Service (Except by Death). Unless otherwise provided in an Optionee's Stock Option Agreement, if an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options will expire on the earliest of the following:

(i) The expiration date determined pursuant to Section 6(g) above;

(ii) A date determined by the Board and set forth in the Stock Option Agreement provided that such date shall be within one year after the Optionee's Service terminates;

The Optionee may exercise all or part of his or her Options at any time before the expiration of the Options under this Section 6(i), but only to the extent that the Options had become exercisable before the date the Optionee's Service terminated (or became exercisable as a result of the termination). The balance of the Options will lapse when the Optionee's Service terminates. If the Optionee dies after the termination of his or her Service but before the expiration of the Optionee's Options, all or part of the exercisable Options may be exercised at any time within 12 months after the death of the Optionee, provided that no Options may be exercised after the expiration date determined under subsection (g) above. The Option may be exercised by the Optionee, by the executors or administrators of the Optionee's estate or by any person who has acquired the Options directly from the Optionee by beneficiary designation, bequest or inheritance.  For purposes of this subsection (i), date of termination means the date the Optionee is given notice of termination by the Company. If exercise of the Option under subsection (ii) above would result in liability for the Optionee under Section 16(b) of the Securities Exchange Act of 1934, then the three-month period automatically will be extended until the tenth day following the last date upon which the Optionee has any liability under Section 16(b), provided that no Options may be exercised after the expiration date provided under subsection (g).

(j) Leaves of Absence. For purposes of Section 6(i) above, Service will be deemed to continue while the Optionee is on sick leave, military leave or other bona fide leave of absence approved by the Company in writing, if the period of the leave does not exceed 90 days or, if longer, if the Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute, or if continued crediting of Service for this purpose is expressly required by the terms of the leave or by applicable law (as determined by the Company).

(k) Death of Optionee. If an Optionee dies while in Service, then his or her Options expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Section 6(g) above; or

(ii) The date that is 12 months after the Optionee's death.

At any time before the expiration of the Options under the preceding sentence, all or part of the Optionee's Options may be exercised by the executors or administrators of the Optionee's estate or by any person who has acquired the Options directly from the Optionee by beneficiary designation, bequest or inheritance, or by other transfer, if permitted, but in any event only to the extent that the Options had become exercisable before the Optionee's death or became exercisable as a result of death. The balance of the Options will lapse when the Optionee dies.

(l) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, has no rights as a shareholder with respect to any Shares covered by an Option prior to the date of issuance to the Optionee or transferee of a certificate or certificates for the Shares.

(m) Restrictions on Transfer of Shares. Any Shares issued on exercise of an Option will be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. These restrictions will be set forth in the applicable Stock Option Agreement and will apply in addition to any restrictions that may apply to holders of Shares generally. The Company will be under no obligation to sell or deliver Shares on exercise of Options under the Plan unless the Optionee executes an agreement giving effect to the restrictions in the form prescribed by the Company.

(n) Additional Grants. If otherwise eligible, an Optionee may be granted an additional Option or Options under this Plan or any other share option or purchase plan of the Company.

(o) Insider Limits. Subject to adjustment pursuant to provisions of Section 8, the aggregate number of Shares (i) issued to Insiders under the Plan or any other proposed or established Security Based Compensation Arrangement of the Company within any one-year period and (ii) issuable to Insiders at any time under the Plan or any other proposed or established Security Based Compensation Arrangement of the Company, shall in each case not exceed 10% of the outstanding Shares of the Company.

SECTION 7. PAYMENT FOR SHARES

(a) General Rule. The entire Exercise Price of Shares issued under the Plan is payable in cash or certified cheque when the Shares are purchased.

SECTION 8. ADJUSTMENT OF SHARES

(a) General. If the outstanding shares of Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the Board may make such appropriate and proportionate adjustments as it deems necessary or appropriate in one or more of (i) the number and class of Shares specified in Section 5, (ii) the number of Shares covered by each outstanding Option and (iii) the Exercise Price under each outstanding Option. The Company is not required to issue fractional Shares as a result of any such adjustments.

(b) Mergers and Consolidations. In the event that the Company is a party to a merger, consolidation or other reorganization, the Board may provide that outstanding Options will be subject to the agreement of merger, consolidation or other reorganization, which agreement, without the Optionees' consent, may provide for the cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (i) the Fair Market Value of the Shares subject to the Option at the time of the merger, consolidation or other reorganization minus (ii) the Exercise Price of the Shares subject to the Option.

(c) Reservation of Rights. Except as provided in this Section, an Optionee has no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of any class. Any issuance by the Company of shares of Stock of any class, or securities convertible into shares of Stock of any class, will not affect the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. CONDITIONS UPON ISSUANCE OF SHARES

(a) Securities Law Requirements. Shares may not be issued under the Plan unless the issuance and delivery of these Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated under it, state and federal securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities then may be traded.

(b) Investment Representations. As a condition to the exercise of an Option, the Board may require the person exercising the Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, will relieve the Company of any liability in respect of the failure to issue or sell those Shares as to which the requisite authority has not been obtained.

SECTION 10. NO RETENTION RIGHTS

(a) Nothing in the Plan or in any Option granted under the Plan will confer on the Optionee any right to continue in Service for any period of time or will interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate) or of the Optionee, which rights are expressly reserved by each, to terminate his or her Service at any time and for any reason.

SECTION 11. DURATION AND AMENDMENTS

(a) Term of the Plan. The Plan is effective on, the date of its adoption by the Board and may be terminated at any time pursuant to subsection (b) below.

(b) Right to Amend or Terminate the Plan.

(i) The Board may amend, suspend or terminate the Plan or any Option at any time and for any reason without the consent of Optionees provided that such amendment shall:

(A) not adversely alter or impair any Option previously granted except as permitted by the provisions of Section 8;

(B) be in compliance with applicable law and subject to any regulatory approvals including, where required, the approval of the TSX; and

(C) be subject to shareholder approval, where required by law, the requirements of the TSX or the provisions of the Plan, provided that shareholder approval shall not be required for the following amendments and the Board may make any changes which may include but are not limited to:

1. any amendment to the vesting provisions, if applicable, or assignability provisions of Options;

2. any amendment to the expiration date of an Option that does not extend the terms of the Option past the original date of expiration for such Option;

3. any amendment regarding the effect of termination of an Optionee's employment or engagement;

4. any amendment which accelerates the date on which any Option may be exercised under the Plan;

5. any amendment to the definition of "Eligible Participant";

6. any amendment necessary to comply with applicable law or the requirements of the TSX or any other regulatory body;

7. any amendment of a "housekeeping" nature, including, without limitation, to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan;

8. any amendment regarding the administration of the Plan;

9. any amendment to add or amend provisions permitting for the granting of cash-settled awards, a form of financial assistance or clawback; and

10. any other amendment that does not require the approval of the holders of Shares pursuant to the amendment provisions of the Plan.

The Board may, by resolution, but subject to applicable regulatory approvals, decide that any of the provisions hereof concerning the effect of termination of the Optionee's employment or engagement shall not apply for any reason acceptable to the Board.

(ii) Notwithstanding Section 11(b)(i)(C), the Board shall be required to obtain shareholder approval to make the following amendments:

(A) any reduction in the exercise price of an Option held by an Insider;

(B) any amendment which extends the expiry date of any Option held by an Insider, except in case of an extension due to a "blackout period";

(C) any amendment removing or exceeding the Insider participation limit;

(D) any change to the maximum number of Shares issuable from treasury under the Plan, except in the event of an adjustment pursuant to Section 8; or

(E) any amendment to the amendment provisions of the Plan,

provided that (i) Shares held directly or indirectly by Insiders benefiting from the amendments in Section 11(ii)(A), Section 11(ii)(B) and Section 11(ii)(C) shall be excluded when obtaining such shareholder approval; and (ii) Shares held directly or indirectly by Insiders where the amendment will disproportionately benefit such Insiders over other Optionees shall be excluded when obtaining such shareholder approval.

(iii) The Board may, subject to regulatory approval, discontinue the Plan at any time without the consent of Optionees provided that such discontinuance shall not materially and adversely affect any Options previously granted to an Optionee under the Plan.

(c) Effect of Amendment or Termination. No Shares will be issued or sold under the Plan after its termination, except on exercise of an Option granted prior to the termination. No amendment, suspension, or termination of the Plan will, without the consent of the holder, alter or impair any rights or obligations under any Option previously granted under the Plan.

SECTION 12. APPLICABLE LAW

The Plan and all Options granted under it will be construed and interpreted in accordance with, and governed by, the laws of the State of Delaware, other than its laws regarding choice of law.

SECTION 13. EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute it.

INTELGENX TECHNOLOGIES CORP.

By:
Title:	Chairman of the Board
Dated:	●, 2022

Appendix B

[See attached.]

 INTELGENX TECHNOLOGIES CORP.

~~SECOND~~2022 AMENDED ~~2016~~AND RESTATED STOCK OPTION PLAN

                                                    [●], 2022

WHEREAS, IntelGenx Technologies Corp., a Delaware corporation (the "Company") originally adopted its 2006 Stock Option Plan (the "2006 Stock Option Plan") on August 10, 2006. At a meeting of the Board (as defined below) held on May 10, 2016, the Board approved, the adoption of an amended 2006 Stock Option Plan, restated as the 2016 Stock Option Plan (the "2016 Stock Option Plan"). Most recently, at a meeting of the Board held on March 21, 2022, the Board approved, subject to ratification by the Company's shareholders, the adoption of an amended 2016 Stock Option Plan, restated as this 2022 Amended and Restated Stock Option Plan dated [●], 2022 (the "Plan").

SECTION 1. PURPOSE

The purpose of ~~this 2016 Stock Option Plan (the "Plan") of IntelGenx Technologies Corp., a Delaware corporation (the "Company"),~~the Plan is to provide additional incentives to key individuals who are primarily responsible for the management, success and growth of the Company by offering selected directors, officers, employees and consultants of the Company an opportunity to purchase Shares of Company Stock. The Plan provides for the grant of Options to purchase Shares.   ~~This 2016 Stock Option Plan is the amended and restated 2006 Stock Option Plan of the Company~~

Certain capitalized terms used in this Plan are defined in Section 2.

SECTION 2. DEFINITIONS

(a) ~~a.~~ "Affiliate" means a Parent or Subsidiary of the Company.

(b) ~~b.~~ "Board" means the Board of Directors of the Company.

(c) ~~c.~~ "Change In Control" means:

(i) ~~i.~~ the sale, transfer or other disposition of all or substantially all the assets of the Company; or

(ii) ~~ii.~~ the merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after the merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to the merger, consolidation or other reorganization.

A transaction will not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before the transaction.

(d) ~~d.~~ "Committee" means a committee of the Board, as described in Section 3(a).

(e) ~~e.~~ "Consultant" means, in relation to the Company, an individual or Consultant Company, other than an Employee or a Director of the Company, that, for a period of a least 12 months on a continuous basis:

(i) ~~i.~~ is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities;

(ii) ~~ii.~~ provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company;

(iii) ~~iii.~~ in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv) ~~iv.~~ has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(f) ~~f.~~ "Consultant Company" means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner."

(g) ~~g.~~ "Director" means a member of the Board.

(h) "Eligible Participant" means any Director, Employee or Consultant.

(i) ~~h.~~ "Employee" means any individual who is ~~a common-law~~an employee of the Company or an Affiliate~~, or an Employee as such term is defined in the rules and policies of the TSX-V;~~.

(j) ~~i.~~ "Exercise Price" means the amount for which one Share may be purchased when an Option is exercised, as authorized by the Board and set forth in the applicable Stock Option Agreement.

(k) ~~j.~~ "Fair Market Value," as of a particular date, will be determined with reference to the closing price of a Share on the TSX~~-V~~ of the last trading day prior to the date of determination.

(l) ~~k.~~ "Insider" ~~if used in relation to the Company, means:~~

~~i. a director or senior officer of the Company;~~

~~ii. a director or senior officer of a company that is an Insider or subsidiary of the Company;~~

~~iii. a person that beneficially owns or controls, directly or indirectly, Shares carrying more than 10% of the voting rights attached to all outstanding Shares of the Company, or~~

~~iv. the Company itself if it holds any of its own securities.~~

~~l. "Investor Relations Activities" means any activities or oral or written communications, by or on behalf of the Company or shareholder of the Company, that promote or reasonably could be expected to promote the purchase or sale of securities of the Company, but does not include:~~

~~i. the dissemination of information provided, or records prepared, in the ordinary course of business of the Company~~

~~(a) to promote the sale of products or services of the Company, or~~

~~(b) to raise public awareness of the Company,~~

~~that cannot reasonably be considered to promote the purchase or sale of securities of the Company;~~

~~ii. activities or communications necessary to comply with the requirements of:~~

~~(a) applicable securities laws,~~

~~(b) the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Company; or~~

~~iii. communications by a publisher of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distributed only to subscribers to it for value or to purchasers of it, if:~~

~~(a) the communication is only through the newspaper, magazine or publication, and~~

~~(b) the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or~~

~~iv. activities or communications that may be otherwise specified by the TSX-V.~~

~~m. "Market Price"~~ shall bear the definition ascribed thereto in the ~~policies~~in Part I of the TSX~~-V;~~ Company Manual, as same may be amended, supplemented or replaced from time to time.

(m) ~~n.~~ "Option" means an Option granted under the Plan that entitles the holder to purchase Shares.

(n) ~~o.~~ "Optionee" means a person who holds an Option.

(o) ~~p.~~ "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in the chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan will be considered a Parent commencing as of that date.

(p) "Security Based Compensation Arrangement" means an arrangement that is a security based compensation arrangement for the purposes of the TSX Company Manual, including the Plan.

(q) ~~q.~~ "Service" means service as an Employee, Consultant or Director.

(r) ~~r.~~ "Share" means one share of Stock issuable when an Option is exercised, as adjusted in accordance with Section 8 (if applicable).

(s) ~~s.~~ "Stock" means the Common Stock of the Company.

(t) t. "Stock Option Agreement" means the agreement or other instrument between the Company and an Optionee that evidences and sets forth the terms, conditions and restrictions pertaining to Optionee's Option.

(u) ~~u.~~ "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in the chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan will be considered a Subsidiary commencing as of that date.

(v) ~~v.~~ "TSX~~-V~~" means the ~~TSX Venture~~Toronto Stock Exchange.

SECTION 3. ADMINISTRATION

(a) ~~a.~~                  Committees of the Board. The Plan may be administered by one or more Committees. A Committee will consist of one or more members of the Board, and will have the authority and be responsible for those functions assigned to it by the Board. The Board will appoint and remove members of a Committee in its discretion and in accordance with applicable laws. If no Committee is appointed, the entire Board will administer the Plan. Any reference to the Board in the Plan will be construed as a reference to the Committee, if any, to which the Board assigns a particular function in connection with the Plan.

(b) ~~b.~~                   Powers of the Board. Subject to the provisions of the Plan, the Board has the power to:

(i) ~~i.~~     Grant Options;

(ii) ~~ii.~~    Determine, in accordance with Section 2(j), the Fair Market Value of the Stock subject to Options;

(iii) ~~iii.~~   Determine the Exercise Price of Options granted;

(iv) ~~iv.~~   Determine the ~~persons~~Eligible Participants to whom, and the time or times at which, Options will be granted, and the number of Shares subject to each Option;

(v) ~~v.~~   Determine the terms and provisions of each Option granted, including but not limited to, the time or times at which Options will be exercisable;

(vi) ~~vi.~~   Prescribe, amend, or rescind any rules and regulations necessary or appropriate for the administration of the Plan;

(vii) ~~vii.~~  Authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option;

(viii) ~~viii.~~ Correct any defect, supply any deficiency, and reconcile any inconsistency in the Plan or in any related Option or agreement; and

(ix) ~~ix.~~   Make other determinations and take such other action in connection with the administration of the Plan as it deems necessary or advisable.

(c) ~~c.~~                    Delegation of Duties. The Board may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and may direct appropriate officers of the Company to implement its rules, regulations and determinations and to execute and deliver on behalf of the Company such documents, forms, agreements and other instruments as are deemed by the Board to be necessary for the administration and implementation of the Plan.

(d) ~~d.~~                     Interpretation of Plan. The Board has the power to interpret and construe the Plan and all related Options and agreements. All decisions, interpretations and determinations of the Board with respect to the Plan will be final and binding on all Optionees and all persons deriving their rights from Optionees.

(e) ~~e.~~                     Indemnification. Each member of the Board is indemnified and held harmless by the Company against any cost or expense (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan to the extent permitted by applicable law.

This indemnification is in addition to any rights of indemnification a member may have as a Director or otherwise under the by-laws of the Company or an Affiliate, any agreement, any vote of shareholders or disinterested directors, or otherwise.

~~f.                   Disinterested Shareholder Approval. The Board shall obtain disinterested shareholder approval in the event of any reduction in the exercise price of any Option granted under the Plan to an Optionee who is an Insider of the Company.~~

SECTION 4. ELIGIBILITY

(a) ~~a.~~              General Rule. Options may be granted to ~~Employees, Consultants and Directors~~Eligible Participants. The  ~~company~~Company represents that for Options granted to Employees, Consultants or Directors the Optionee is a bona fide Employee, Consultant or Director, as the case may be.

SECTION 5. STOCK SUBJECT TO PLAN

(a) ~~a.~~            Basic Limitation. The aggregate number of Shares that may be issued under the Plan on exercise of Options must not exceed ~~11,025,965 Shares, par value $0.00001 per Share~~10% of the Company's issued and outstanding shares (on a non-diluted basis) from time to time, subject to adjustment pursuant to Section 8. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The number of Shares that are subject to Options outstanding at any time under the Plan must not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, at all times will reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(b) ~~b.~~           Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminates, the Shares allocable to the unexercised portion of that Option ~~again will be available for purposes of the Plan. If Shares issued under the Plan are reacquired by the Company, those Shares~~ again will be available for purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS

(a) ~~a.~~           Stock Option Agreement. Each grant of an Option under the Plan will be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option will be subject to terms and conditions that are consistent with the Plan and that the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of Stock Option Agreements entered into under the Plan need not be identical.

(b) ~~b.~~        Number of Shares. Each Stock Option Agreement will specify the number of Shares that are subject to the Option and will provide for the adjustment of that number in accordance with Section 8.

(c) ~~c.~~        Exercise Price. Each Stock Option Agreement will specify the Exercise Price. The Exercise Price under any Option will be determined by the Board in its sole discretion, except that the Exercise Price may not be less than 100% of the Fair Market Value of a Share on the date of grant.

(d) ~~d.~~       Withholding Taxes. As a condition to the exercise of an Option, the Optionee will make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise. The Optionee also will make such arrangements as the Board may require for the satisfaction of any withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e) ~~e.~~         Vesting and Exercisability. Each Stock Option Agreement will specify when all or any installment of the Option shall vest and become exercisable in accordance with the terms of the Option as determined by the Board~~, provided that Options issued to Consultants engaged to provide Investor Relations Activities shall vest in stages over a period of not less than 12 months with no more than 1/4 of the options vesting in any three month period~~.

(f) ~~f.~~           Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, if the Company is subject to a Change in Control before the Optionee's Service terminates, all of an Optionee's Options will become exercisable in full, subject to such terms and conditions as the Board, in its sole discretion, deems appropriate.

~~g.~~

(g) Basic Term. The Stock Option Agreement will specify the term of the Option. The Board in its sole discretion may determine when an Option is to expire, except that the term may not exceed 10 years from the date of grant~~, or such other period of time as may be permissible pursuant to the rules of the TSX-V or other applicable stock exchange~~. Provided that the expiry date falls within a "blackout period" during which the Company prohibits Optionees from exercising their stock options or selling the underlying shares pursuant to the Company's Corporate Disclosure and Insider Trading Policy as a result of the existence of an undisclosed Material Fact or Material Change (as such terms are defined in the Securities Act (Ontario)), the expiry date shall automatically be extended to the tenth business day following the end of the blackout period.

(h) ~~h.~~               Nontransferability. Options are non-assignable and non-transferable, except pursuant to a legal Conveyance resulting from the death of an Optionee to that optionee's heirs or administrators.

(i) ~~i.~~            Termination of Service (Except by Death). Unless otherwise provided in an Optionee's Stock Option Agreement, if an Optionee's Service terminates for any reason other than the Optionee's death, then the Optionee's Options will expire on the earliest of the following:

(i) ~~i.~~       The expiration date determined pursuant to ~~subsection~~ Section 6(g) above;

(ii) ~~ii.~~ A date determined by the Board and set forth in the Stock Option Agreement provided that such date shall be within one year after the Optionee's Service terminates;

The Optionee may exercise all or part of his or her Options at any time before the expiration of the Options under this ~~subsection~~Section 6(i), but only to the extent that the Options had become exercisable before the date the Optionee's Service terminated (or became exercisable as a result of the termination). The balance of the Options will lapse when the Optionee's Service terminates. If the Optionee dies after the termination of his or her Service but before the expiration of the Optionee's Options, all or part of the exercisable Options may be exercised at any time within 12 months after the death of the Optionee, provided that no Options may be exercised after the expiration date determined under subsection (g) above. The Option may be exercised by the Optionee, by the executors or administrators of the Optionee's estate or by any person who has acquired the Options directly from the Optionee by beneficiary designation, bequest or inheritance. For purposes of this subsection (i), date of termination means the date the Optionee is given notice of termination by the Company. If exercise of the Option under subsection (ii) above would result in liability for the Optionee under Section 16(b) of the Securities Exchange Act of 1934, then the three-month period automatically will be extended until the tenth day following the last date upon which the Optionee has any liability under Section 16(b), provided that no Options may be exercised after the expiration date provided under subsection (g).

(j) ~~j.~~        Leaves of Absence. For purposes of ~~subsection~~ Section 6(i) above, Service will be deemed to continue while the Optionee is on sick leave, military leave or other bona fide leave of absence approved by the Company in writing, if the period of the leave does not exceed 90 days or, if longer, if the Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute, or if continued crediting of Service for this purpose is expressly required by the terms of the leave or by applicable law (as determined by the Company).

(k) ~~k.~~         Death of Optionee. If an Optionee dies while in Service, then his or her Options expire on the earlier of the following dates:

(i) ~~i.~~ The expiration date determined pursuant to ~~subsection~~ Section 6(g) above; or

(ii) ~~ii.~~ The date that is 12 months after the Optionee's death.

At any time before the expiration of the Options under the preceding sentence, all or part of the Optionee's Options may be exercised by the executors or administrators of the Optionee's estate or by any person who has acquired the Options directly from the Optionee by beneficiary designation, bequest or inheritance, or by other transfer, if permitted, but in any event only to the extent that the Options had become exercisable before the Optionee's death or became exercisable as a result of death. The balance of the Options will lapse when the Optionee dies.

(l) ~~l.~~              No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, has no rights as a shareholder with respect to any Shares covered by an Option prior to the date of issuance to the Optionee or transferee of a certificate or certificates for the Shares.

~~m.           Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board may modify or extend outstanding Options. However, without the consent of the Optionee, no modification may impair the Optionee's rights or increase the Optionee's obligations under the Option, unless the modification is required to comply with the rules and policies of the TSX-V (or any other stock exchange upon which the Shares shall become listed and posted for trading).~~

~~n.~~

(m) Restrictions on Transfer of Shares. Any Shares issued on exercise of an Option will be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. These restrictions will be set forth in the applicable Stock Option Agreement and will apply in addition to any restrictions that may apply to holders of Shares generally. The Company will be under no obligation to sell or deliver Shares on exercise of Options under the Plan unless the Optionee executes an agreement giving effect to the restrictions in the form prescribed by the Company.

(n) ~~o.~~                 Additional Grants. If otherwise eligible, an Optionee may be granted an additional Option or Options under this Plan or any other share option or purchase plan of the Company.

~~q.                  Annual Limits. Subject to the policies of the TSX-V and obtaining disinterested shareholder approval, an Optionee may receive grants of no more than 5% of the outstanding Shares of the Company in any 12-month period, calculated on the date an option is granted to the Optionee.~~

~~r.                   Annual Consultant Limits. No more than 2% of the outstanding Shares of the Company may be granted to any one Consultant in any 12-month period, calculated at the date an option is granted to any such person.~~

~~s.                Annual Investor Relation Limits. No more than an aggregate of 2% of the outstanding Shares of the Company may be granted to an Employee conducting Investor Relations Activities in any 12 month period, calculated at the date an option is granted to any such person~~

(o) Insider Limits. Subject to adjustment pursuant to provisions of Section 8, the aggregate number of Shares (i) issued to Insiders under the Plan or any other proposed or established Security Based Compensation Arrangement of the Company within any one-year period and (ii) issuable to Insiders at any time under the Plan or any other proposed or established Security Based Compensation Arrangement of the Company, shall in each case not exceed 10% of the outstanding Shares of the Company.

SECTION 7. PAYMENT FOR SHARES

(a) ~~a.~~          General Rule. The entire Exercise Price of Shares issued under the Plan is payable in cash or certified cheque when the Shares are purchased.

SECTION 8. ADJUSTMENT OF SHARES

(a) ~~a.~~          General. If the outstanding shares of Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the Board may make such appropriate and proportionate adjustments as it deems necessary or appropriate in one or more of (i) the number and class of Shares specified in Section 5, (ii) the number of Shares covered by each outstanding Option and (iii) the Exercise Price under each outstanding Option. The Company is not required to issue fractional Shares as a result of any such adjustments.

(b) ~~b.~~          Mergers and Consolidations. In the event that the Company is a party to a merger, consolidation or other reorganization, the Board may provide that outstanding Options will be subject to the agreement of merger, consolidation or other reorganization, which agreement, without the Optionees' consent, may provide for the cancellation of each outstanding Option after payment to the Optionee of an amount in cash or cash equivalents equal to (i) the Fair Market Value of the Shares subject to the Option at the time of the merger, consolidation or other reorganization minus (ii) the Exercise Price of the Shares subject to the Option.

(c) ~~c.~~          Reservation of Rights. Except as provided in this Section, an Optionee has no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of any class. Any issuance by the Company of shares of Stock of any class, or securities convertible into shares of Stock of any class, will not affect the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9. CONDITIONS UPON ISSUANCE OF SHARES

(a) ~~a.~~          Securities Law Requirements. Shares may not be issued under the Plan unless the issuance and delivery of these Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated under it, state and federal securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities then may be traded.

(b) ~~b.~~          Investment Representations. As a condition to the exercise of an Option, the Board may require the person exercising the Option to represent and warrant at the time of exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) ~~c.~~          Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, will relieve the Company of any liability in respect of the failure to issue or sell those Shares as to which the requisite authority has not been obtained.

SECTION 10. NO RETENTION RIGHTS

(a) Nothing in the Plan or in any Option granted under the Plan will confer on the Optionee any right to continue in Service for any period of time or will interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate) or of the Optionee, which rights are expressly reserved by each, to terminate his or her Service at any time and for any reason.

SECTION 11. DURATION AND AMENDMENTS

(a) ~~a.~~          Term of the Plan. The Plan is effective on, the date of its adoption by the Board~~.~~ and may be terminated at any time pursuant to subsection (b) below.

(b) ~~b.~~          Right to Amend or Terminate the Plan.

(i) The Board may amend, suspend or terminate the Plan or any Option at any time and for any reason~~,~~ without the consent of Optionees provided that such amendment shall:

(A) not adversely alter or impair any Option previously granted except as permitted by the provisions of Section 8;

(B) be in compliance with applicable law and subject to any regulatory approvals including, where required, the ~~prior~~ approval of the TSX ~~-V. Shareholder approval will not be required for any amendment of the Plan, except as required pursuant to the policies of the TSX-V.~~; and

(C) be subject to shareholder approval, where required by law, the requirements of the TSX or the provisions of the Plan, provided that shareholder approval shall not be required for the following amendments and the Board may make any changes which may include but are not limited to:

1. any amendment to the vesting provisions, if applicable, or assignability provisions of Options;

2. any amendment to the expiration date of an Option that does not extend the terms of the Option past the original date of expiration for such Option;

3. any amendment regarding the effect of termination of an Optionee's employment or engagement;

4. any amendment which accelerates the date on which any Option may be exercised under the Plan;

5. any amendment to the definition of "Eligible Participant";

6. any amendment necessary to comply with applicable law or the requirements of the TSX or any other regulatory body;

7. any amendment of a "housekeeping" nature, including, without limitation, to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan;

8. any amendment regarding the administration of the Plan;

9. any amendment to add or amend provisions permitting for the granting of cash-settled awards, a form of financial assistance or clawback; and

10. any other amendment that does not require the approval of the holders of Shares pursuant to the amendment provisions of the Plan.

The Board may, by resolution, but subject to applicable regulatory approvals, decide that any of the provisions hereof concerning the effect of termination of the Optionee's employment or engagement shall not apply for any reason acceptable to the Board.

(ii) Notwithstanding Section 11(b)(i)(C), the Board shall be required to obtain shareholder approval to make the following amendments:

(A) any reduction in the exercise price of an Option held by an Insider;

(B) any amendment which extends the expiry date of any Option held by an Insider, except in case of an extension due to a "blackout period";

(C) any amendment removing or exceeding the Insider participation limit;

(D) any change to the maximum number of Shares issuable from treasury under the Plan, except in the event of an adjustment pursuant to Section 8; or

(E) any amendment to the amendment provisions of the Plan, provided that (i) Shares held directly or indirectly by Insiders benefiting from the amendments in Section 11(ii)(A), Section 11(ii)(B) and Section 11(ii)(C) shall be excluded when obtaining such shareholder approval; and (ii) Shares held directly or indirectly by Insiders where the amendment will disproportionately benefit such Insiders over other Optionees shall be excluded when obtaining such shareholder approval.

(iii) The Board may, subject to regulatory approval, discontinue the Plan at any time without the consent of Optionees provided that such discontinuance shall not materially and adversely affect any Options previously granted to an Optionee under the Plan.

(c) ~~c.~~          Effect of Amendment or Termination. No Shares will be issued or sold under the Plan after its termination, except on exercise of an Option granted prior to the termination. No amendment, suspension, or termination of the Plan will, without the consent of the holder, alter or impair any rights or obligations under any Option previously granted under the Plan.

SECTION 12. APPLICABLE LAW

The Plan and all Options granted under it will be construed and interpreted in accordance with, and governed by, the laws of the State of Delaware, other than its laws regarding choice of law.

SECTION 13. EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute it.

INTELGENX TECHNOLOGIES CORP.

By:  ~~/s/ Horst G. Zerbe~~
      _________________________________________

Title: Chairman of the Board

Dated: ~~July 16, 2020~~ ●, 2022